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Piper Jaffray June 2008 24-25, Applied Biosystems Industry expertise: Business Services - Clean technology - Consumer - Financial Institutions - Health Care - Industiral Growth - Technology The Third Annual Piper Jaffray Europe Conference

Piper Jaffray Europe Conference Peter Dworkin Vice President, Investor Relations & Corp. Communications Applera Corporation June 25, 2008

Piper Jaffray June 2008 3 Safe Harbor Statement Statements presented which are not historical facts, including, but not limited to, those relating to revenue growth, financial targets, product and marketing prospects, and product demand, are forward looking statements and are subject to a variety of risks and uncertainties. Many factors could cause actual results to differ materially from those stated or projected. Additional information concerning these factors is contained in the Company’s filings with the Securities and Exchange Commission. The statements made in this presentation reflect facts and circumstances as of June 25, 2008 and the Company does not undertake any duty to update any statement, including any forward-looking statement, unless required by law.

Piper Jaffray June 2008 4 Certain statements contained in this presentations are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Invitrogen and Applera intend that such forward-looking statements be subject to the safe harbor created thereby. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Applied Biosystems, Invitrogen and the combined company. Such forward-looking statements include, but are not limited to, statements relating to financial projections, including revenue and pro forma EPS projections; success in acquired businesses, including cost and revenue synergies; development and increased flow of new products; leveraging technology and personnel; advanced opportunities and efficiencies; opportunities for growth; and expectations of prospective new standards, new delivery platforms, and new selling specialization and effectiveness. A number of the matters discussed in this press release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the new company, including expected synergies resulting from the merger of Invitrogen and Applied Biosystems, combined operating and financial data, future research and development plans and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the failure to realize capital and operating expense synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the new company in connection with consummation of the merger; approval of the merger by the stockholders of Invitrogen and Applied Biosystems and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Invitrogen's and Applera's respective reports filed with the SEC, including Invitrogen's annual report on Form 10-K for the year ended December 31, 2007 and quarterly report on Form 10-Q for the quarter ended March 31, 2008 and Applera's annual report on Form 10-K for the year ended June 30, 2007 and quarterly reports on Form 10-Q for the quarters ended September 30, 2007, December 31, 2007 and March 31, 2008, as such reports may have been amended. This press release speaks only as of its date, and Invitrogen and Applera each disclaims any duty to update the information herein. Safe Harbor Statement Related to the Applied Biosystems — Invitrogen merger

Piper Jaffray June 2008 5 Non-GAAP Measurements This presentation and discussion includes certain financial information which constitute “non-GAAP financial measures” as defined by the SEC. The GAAP measures which are most directly comparable to these measures, as well as a reconciliation of these measures with the most directly comparable GAAP measures, can be found at www.appliedbiosystems.com or www.invitrogen.com Additional Information: In connection with the proposed merger between Invitrogen Corporation and Applera Corporation, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Applera and Invitrogen. Applera and Invitrogen will mail the joint proxy statement to their respective stockholders. Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement (when it is available) and other related documents filed with the SEC by Applera and Invitrogen at the SEC’s website at www.sec.gov. The joint proxy statement (when it is available) and the other documents may also be obtained for free at Applera’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com. Applera and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC. You can find information about Applera’s executive officers and directors in Applera’s definitive proxy statement filed with the SEC on September 6, 2007. You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008. You may obtain free copies of these documents from Applera or Invitrogen, as applicable, by using the contact information above. Additional Information

Piper Jaffray June 2008 6 Applied Biosystems Company Overview/Highlights • ABI (NYSE) is a global leader in supplying the life science industry with advanced technology; founded in 1981; ~5,000 employees; HQ in Foster City, CA, USA; FY07 revenue $2.1bn • Serving research, pharmaceutical, and applied markets with instruments, consumables, software, global service and support • Industry leader in key molecular technologies and applications • Growth drivers in next-generation sequencing, consumables, commercial applications, and emerging markets • Significant margin expansion since 2004 and YTD FY 08 • S-1 cleared to separate ABI and Celera (CRA) into independent companies, effective July 1, 2008. • ABI-Invitrogen Corp. merger agreement announced June 12, 2008.

May 2008 © 2008 Applied Biosystems 7 Gaining Financial Momentum (Non-GAAP performance) 53.3% 54.7% 15.4% 16.5% $1.06 $1.24 $1.79B $1.91B * Operating Margin and non-GAAP EPS exclude special items. GAAP reconciliations can be found at www.appliedbiosystems.com in the Financial Reports page of the Investor Relations section. Revenue (Millions) $1.41 $2.09B 17.2% 55.3% FY’05 – FY’07 Revenue CAGR: 8% Non-GAAP EPS CAGR: 15% YTD FY’08 (9 months) Revenue (mm): $1,615.7 Revenue Growth: 5.2% Gross Margin: 57.0% +180 bp Op. Margin: 19.5% +220 bp Non-GAAP EPS Growth: 23.5% 2,000 1,750 1,500 1,250 1,000 750 500 250 0 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 Revenue Gross Margin Operating Income Non-GAAP EPS

8 Piper Jaffray June 2008 Revenue Mix 43% 40% 17% 25% 42% 18% 40% Consumables Instruments Other YTD FY 08 Business Mix YTD % chg vs. prior year Instruments -1.5% Consumables 10.2% Other 9.5% Total 5.2% • 59% of YTD FY08 revenues recognized outside of the United States • Revenue reported in 5 product categories: Real-Time PCR / Applied Genomics (36%); DNA Sequencing (26%); Mass Spectrometry (24%); Core DNA Synthesis / PCR (9%); Other Product Lines (5%)

9 Piper Jaffray June 2008 SOLiDTM System Advances • SOLiD 2.0 Now Shipping – Early access customers achieving >13Gb runs – Can detect and map inserts ranging from 600bp-10Kb – More accurate and robust than SOLiD 1.0 • Delivering Key Project Performance – 1000 Genomes Project (Baylor & BGI) – Cancer Genomics Project (Wellcome Trust Sanger Institute) • CSLH May Genome Meeting – “Coming-out party” ~ 15 posters/talks – Wide range of applications presented – Pushing SOLiD performance to new levels

10 Piper Jaffray June 2008 Research (CE) -7.2% Research (NGS) 35.1% Commercial (CE) 9.5% Source: L.E.K. Consulting and AB Internal Sequencing Continuum – Next Generation Technologies Are Expanding the Market • High volume research segments are beginning to utilize NGS technologies • CE will continue to be a fundamental technology across numerous market segments and applications • Some NGS apps will be unique and incremental for AB; some will be complementary with CE; some will cannibalize CE business; and some will cannibalize other suppliers’ product lines (e.g., Gene Ex and GT arrays) Source: LEK and AB internal estimates 0 200 400 600 800 1,000 1,200 1,400 1,600 CY07 '08 '09 '10 '11 $ Millions Commercial (CE) Research (NGS) Research (CE) Total Sequencing Market

11 Piper Jaffray June 2008 Addressable Market Market Trends Strategy Building from a Strong Market Presence in Mass Spec Products / Markets Applications •Biomarker discovery and validation •Proteomics •Protein ID and Characterization •Drug Metabolism & ADME-Tox •Protein purification • Disease Research • Clinical / Translational Research • Pharma Product Development • Pharma Manufacturing • Forensics • Food and Environmental Safety • Develop workflows to increase efficiency in the drug development process across core pharma, biotech & CRO customers • Continue our momentum in proteomics through further development of applications focused around biomarker discovery and validation • Develop targeted applications, workflows and complete systems for food, environmental (e.g. Cliquid) & forensic toxicology Strategy

12 Piper Jaffray June 2008 Creating the Premier Provider of Biotechnology Reagents and Systems Definitive Merger Agreement Announced June 12, 2008

13 Piper Jaffray June 2008 Combining Industry Leaders • Founded: 1987 • Premier provider of consumable kits and reagents • Annual revenue of $1.3 billion • Leading positions in: – Cell Culture (GIBCO) – Labeling and Detection – Molecular Biology Kits • ~4,700 employees • 1,200 patents & licenses • Carlsbad, CA (HQ) • Founded: 1981 • Premier provider of genetic analysis & mass spec systems, reagents & services • Annual revenue of $2.2 billion • Leading positions in: – DNA Sequencing – PCR / Real-Time PCR – Mass Spectrometry • ~5,000 employees • 2,400 patents & licenses • Norwalk, CT (Corp. HQ) Foster City, CA (Op. HQ)

14 Piper Jaffray June 2008 Transaction Overview Transaction Structure Consideration and Relative Ownership Approvals Company Name Headquarters Closing • Invitrogen will acquire all of the outstanding shares of Applied Biosystems for $38 per share in a combination of cash and stock, for a total value of $6.7 billion • Applied Biosystems shareholders will receive approximately 45% of consideration in cash and 55% in Invitrogen common stock for each share of Applied Biosystems common stock they own • Invitrogen shareholders will own majority of the company • Financing underwritten by Bank of America, UBS and Morgan Stanley • Applied Biosystems, Inc. • Requires approval by regulatory authorities as well as Invitrogen and Applera shareholders • Transaction targeted to close in Fall of 2008 • Carlsbad, California • ~9,700 employees Employees

15 Piper Jaffray June 2008 Board Composition Executive Management • 9 Invitrogen and 3 Applera board members Greg Lucier Chairman and CEO • Invitrogen CEO and Board Member since May 2003 • Invitrogen Chairman since April 2004 • Former Corporate Officer of General Electric Corporation David Hoffmeister Senior VP, Finance and CFO • Invitrogen Senior VP, Finance and CFO since October 2004 • Former Senior Partner at McKinsey & Co. Mark Stevenson President and Chief Operating Officer • Applied Biosystems President and COO since December 2007 • Joined Applied Biosystems Europe in 1998 Transaction Overview (Continued)

16 Piper Jaffray June 2008 Newco Competitive Advantages New Company Well-Positioned to Benefit From Macrotrends Genomics and cell biology convergence Translation of technologies to applied markets Race to understand human genome and genetic variations Growth in emerging geographies Positioned to capture more of profit stream ABI systems + Invitrogen molecular biology expertise SOLiD + Invitrogen = pathway toward $1,000 genome Combined investment scale Industry Dynamics

17 Piper Jaffray June 2008 • Highly complementary, best-in-class product offerings • Broad and extensive commercial network • Strong platform for expansion into high-growth markets • Significant value creation opportunities for shareholders • Strong financial profile Strategic Rationale Merger combines the industry's premier consumables provider with the industry's premier systems provider to create a world-class biotechnology tools company that is well positioned to accelerate and drive new discoveries and commercial applications

18 Piper Jaffray June 2008 ...With Highly Complementary Revenue Streams    Consumables & Services* 60% Mass Spec Instruments 19% Instrument Reagent Systems 21% Consumables & Services* 74% Mass Spec Instruments 12% Instrument Reagent Systems 14% Consumables & Services* 99% Instrument Reagent Systems 1% IVGN Revenues ABI Revenues Newco Revenues Diversified Portfolio of High Margin Products + = *includes IP royalties

19 Piper Jaffray June 2008 • Excels at repeat business • e-Commerce expertise • 1,000+ supply centers • Strong relationships with bench scientists • Excels at systems sales • Global service infrastructure • Presence beyond life sciences • High level customer relationships • Approximately 3,000 sales & service personnel • Fully capture lifetime value of customer revenue • Enhanced customer service levels • Global coverage • Scale at all customers Broad and Extensive Commercial Network with Complementary Skills

20 Piper Jaffray June 2008 Market Size Market Growth Capabilities: Applied Markets $9B Low double digits Emerging Geographies $1B Midteen’s Cell Biology $6B High single digits Next Gen Sequencing >35% $200M Strong Platform for Expansion Into High Growth Markets

21 Piper Jaffray June 2008 • At least $125 million annual cost savings by 3rd year – Raw material synergies – Overhead redundancies – Facility rationalization – R&D scale • At least $50 million annual Operating Income from revenue synergies by 3rd year – Cross selling/channel synergies – Penetration of new markets – New joint products Significant Opportunities for Value Creation ...$175 million of Synergies ~$60 million of total synergies realized in 2009

22 Piper Jaffray June 2008 • ~$3.5 billion in combined LTM revenue • Strong EBITDA and operating cash flow contribution • Intent to quickly repay debt LTM March 31, 2008 $803 23% $480 22% $323 24% Operating Cash Flow as % of Revenue $859 25% $490 23% $369 28% EBITDA(1) as % of Revenue $3,496 $2,173 $1,323 Revenue ProForm a Applied Biosystems Invitrogen ($mm) Strong Financial Profile (1) Non-GAAP measure

23 Piper Jaffray June 2008 Revenue Diversified Across Segments... ...with a significant contribution from high-margin consumables Rev. By End Markets Rev. By Product Mix Industry & Other 20% Pharma & Biotech 30% Academic & Govt 50% Rev. By Geography United States 44% Europe 34% APAC 16% Other 6% Consumables & Services 74% Mass Spec Instruments 12% Instrument Reagent Systems 14%

24 Piper Jaffray June 2008 • Highly complementary, best-in-class product offerings • Broad and extensive commercial network • Strong platform for expansion into high-growth markets • Significant opportunities for value creation for shareholders • Strong financial profile Strategic Rationale Merger combines the industry's premier consumables provider with the industry's premier systems provider to create a world-class biotechnology tools company that is well positioned to accelerate and drive new discoveries and commercial applications

25 Piper Jaffray June 2008 24-25, Applied Biosystems Industry Expertise: Business Services - Clean Technology - Consumer - Financial Institutions - Health Care - Industrial Growth - Technology The Third Annual Guides For the Journey - Piper Jaffray

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FORWARD LOOKING STATEMENTS

Some statements made by Applera Corporation (the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.